UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

LOCAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34197	33-0849123
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with the sale and issuance of Series B Senior Convertible Notes (the “Series B Notes”) in a direct offering pursuant to a prospectus supplement to Local Corporation’s (the “Company”) effective shelf registration statement on Form S-3 (Registration No. 333-196429) (the “Registration Statement”), the legal opinion letter of Baker & McKenzie LLP, counsel to the Company, regarding the validity of the Series B Notes and the shares of the Company’s common stock issuable from time to time upon conversion or otherwise under the Series B Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K. The legal opinion letter and the consent of Baker & McKenzie LLP are also filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

The following Exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

5.1	Opinion of Baker & McKenzie LLP

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2015	LOCAL CORPORATION

	By:	/s/ Kenneth S. Cragun
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Baker & McKenzie LLP

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1)

4